EXECUTION COPY
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
OMNIBUS AMENDMENT NO. 1 TO INDENTURE SUPPLEMENTS
This Omnibus Amendment No. 1 to Indenture Supplements (this “Amendment”) is dated as of February 10, 2022, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder of the Series 2017-VF1 Note, Series 2017-MBSADV1 Note, Series 2021-SAVF1 Note and Series 2021-PIAVF1 Note (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (defined below).
W I T N E S S E T H:
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and Pentalpha Surveillance LLC, as credit manager (the “Credit Manager”), are parties to that certain Second Amended and Restated Base Indenture, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by (i) that certain Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), (ii) that certain Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”), (iii) that certain Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement”) and (iv) that certain Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-MBSADV1 Indenture Supplement” and together with Series 2017-VF1 Indenture Supplement, Series 2021-PIAVF1 Indenture Supplement and Series 2021-SAVF1 Indenture Supplement, the “Indenture Supplements,” and each an “Indenture Supplement,” and together with the Base Indenture, the “Indenture”);
WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and Noteholder have agreed, subject to the terms and conditions of this Amendment, that each Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Indenture Supplements;
WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each

Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture Supplements;
WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;
WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;
WHEREAS, pursuant to Section 1.3 of the Base Indenture and Section 10 or Section 9 of each Indenture Supplement, as applicable, relating to the Amendment thereof (the “Amendments Section”) of each Indenture Supplement, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;
WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);
WHEREAS, currently there are four (4) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and is financed by CSCIB under the Amended and Restated Series 2017-VF1 Repurchase Agreement, dated as of November 15, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”), among the Administrative Agent, loanDepot and CSCIB, pursuant to which loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Note to CSCIB; (ii) the Series 2021-SAVF1 Note (the “Series 2021-SAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-SAVF1

Indenture Supplement, and is financed by CSCIB under the Series 2021-SAVF1 Repurchase Agreement, dated as of November 15, 2021 (as amended by this amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement”), among Administrative Agent, loanDepot and CSCIB, pursuant to which loanDepot sold all of its rights, title and interest in the Series 2021-SAVF1 Note; (iii) the Series 2021-PIAVF1 Note (the “Series 2021-PIAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-PIAVF1 Indenture Supplement; and (iv) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of August 11, 2017 (the “Series 2017-MBSADV1 Note Purchase Agreement”), among the Issuer, the Administrative Agent and CSCIB, as purchaser;
WHEREAS, (i) pursuant to the Trust Agreement, loanDepot is the sole Owner, (ii) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Note under the Series 2017-VF1 Repurchase Agreement; (iii) pursuant to the Series 2021-PIAVF1 Indenture Supplement, with respect to the Series 2021-PIAVF1 Note, any Action provided by the Base Indenture or the Series 2021-PIAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2021-PIAVF1 Note under the Series 2021-PIAVF1 Repurchase Agreement; (iv) pursuant to the Series 2021-SAVF1 Indenture Supplement, with respect to the Series 2021-SAVF1 Note, any Action provided by the Base Indenture or the Series 2021-SAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as buyer of the Series 2021-SAVF1 Note under the Series 2021-SAVF1 Repurchase Agreement; and (v) pursuant to the terms of the Series 2017-MBSADV1 Note Purchase Agreement, CSCIB is the purchaser of the Series 2017-MBSADV1 Note, and therefore Noteholders collectively are 100% of the VFN Noteholders of the Outstanding Notes and therefore Noteholders collectively are the Series Required Noteholder of all Variable Funding Notes;
WHEREAS, each Indenture Supplement is a Transaction Document; and
WHEREAS, pursuant to the Amendments Section, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Indenture Supplements pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes.
NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:
SECTION 1.    Amendments to the Indenture Supplements. Each Indenture Supplement, unless otherwise noted, is amended as follows. Any reference to “Series [__]” in this Amendment shall be a reference to the related Series of VFN Note issued pursuant to such Indenture Supplement and “Section [__]” shall be a reference to the related Section of such Indenture Supplement (by way of example, for purposes of the Series 2018-VF1 Indenture

Supplement, each reference to “Series [__]” shall mean a reference to “Series 2018-VF1” and “Section [__]” shall mean a reference to a corresponding Section in the Series 2018-VF1 Indenture Supplement).
(a)    Section 2 of each Indenture Supplement is hereby amended by adding the following definitions in proper alphabetical order:
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (i) the Daily Simple SOFR, plus (ii) the applicable Benchmark Adjustment. The Calculation Agent shall not be responsible for calculating the Adjusted Daily Simple SOFR.
“Benchmark” means, with respect to any date of determination, the Adjusted Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate. It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Payment Date.
“Benchmark Adjustment” means, for any day, the spread adjustment for such Interest Accrual Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M.”
“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than [***]%.
“Benchmark Transition Event” means a determination by Administrative Agent in its sole good faith discretion that, by reason of circumstances affecting the relevant market, (i)

adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Noteholder of purchasing or maintaining the Note (including increases in the balance thereof) or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Noteholder or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.
“Daily Simple SOFR” means, for any day, SOFR, with conventions for this rate (which will include a lookback) being established by the Administrative Agent in its sole good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole good faith discretion.
“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
(b)    Section 2 of each Indenture Supplement is hereby amended by deleting the definitions of “LIBOR,” “LIBOR Determination Date,” “LIBOR Index Rate,” “LIBOR Rate,” “LIBOR01 Page” and “London Banking Day” in their entirety.
(c)    Section 2 of Series 2017-VF1 Indenture Supplement, Series 2021-PIAVF1 Indenture Supplement and Series 2021-SAVF1 Indenture Supplement is hereby amended by deleting the definition of “Note Interest Rate” in its entirety and replacing it with the following, with the applicable Series name inserted:
“Note Interest Rate” means, for the Series [__] Notes, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) the Benchmark (as determined by the Administrative Agent) and (ii) [***]%, plus (b) the Margin.
(d)    Section 2 of the Series 2017-MBSADV1 Indenture Supplement is hereby amended by deleting the definition of “Note Interest Rate” in its entirety and replacing it with the following:
“Note Interest Rate” means, for the Series 2017-MBSADV1 Notes, with respect to any Interest Accrual Period, the sum of (a) Benchmark (as determined by the Administrative Agent) plus (b) the Margin.

(e)    Section 7 of the Series 2017-VF1 Indenture Supplement, Series 2021-PIAVF1 Indenture Supplement and Series 2021-SAVF1 Indenture Supplement and Section 6 of the Series 2017-MBSADV1 Indenture Supplement are hereby amended by deleting them in their entirety and replacing them with the following, with the applicable Series name inserted:
Section [__].    Determination of Note Interest Rate and Benchmark.
(a)     Two (2) Business Days immediately preceding the related Payment Date, the Administrative Agent will provide to the Calculation Agent the Benchmark for each day of the related Interest Accrual Period for the Series [__] Notes on the basis of the procedures specified in the definition of Benchmark.
(b)     The Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series [__] Notes on each Payment Date, and include a report of such amount in the related Payment Date Report.
(c)     The establishment of the Benchmark by the Administrative Agent and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series [__] Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.
SECTION 2.    Amendment to Series 2017-VF1 Indenture Supplement. Section 2 of the Series 2017-VF1 Indenture Supplement is hereby amended by deleting the definition of “Advance Rate” in its entirety and replacing with the following:
“Advance Rate” means, with respect to the Series 2017-VF1 Notes, [***]%, subject to amendment by mutual agreement of the Administrative Agent and the Administrator (with a copy of such amendment sent to Ginnie Mae by either the Administrative Agent or the Indenture Trustee); provided, that, upon the occurrence of an Advance Rate Reduction Event, the Advance Rate will decrease by [***]% per month until the Advance Rate Reduction Event is cured in all respects subject to the satisfaction of the Administrative Agent, at which point the Advance Rate, as applicable, will revert to the value it had prior to the occurrence of such Advance Rate Reduction Event.
SECTION 3.    Amendment to Series 2021-PIAVF1 Indenture Supplement.
(a)    Section 2 of the Series 2021-PIAVF1 Indenture Supplement is hereby amended by deleting the definition of “Advance Rate Percentage,” “Series 2021-PIAVF1 Repurchase Agreement,” “Series Required Noteholders,” “Stated Maturity Date” in its entirety and replacing with the following:
“Advance Rate Percentage” means, with respect to any type of MBS Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator (a copy of such updated Schedule shall be sent to Ginnie Mae by either the Administrative Agent or the

Indenture Trustee). The Administrator shall send the updated Schedule to [***] and include in the subject line “For Sending to Ginnie.”
“Series 2021-PIAVF1 Repurchase Agreement” means the Master Repurchase Agreement, dated as of February 10, 2022 among loanDepot, as seller, CSCIB, as buyer, and CSFB, as administrative agent.
“Series Required Noteholders” means, for so long as the Series 2021-PIAVF1 Notes are Outstanding, 100% of the Noteholders of the Series 2021-PIAVF1 Notes. With respect to the Series 2021-PIAVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2021-PIAVF1 Notes under the Series 2021-PIAVF1 Repurchase Agreement.
“Stated Maturity Date” means, for the Series 2021-PIAVF1 Notes, the date on which the Termination Date (as defined in the Series 2021-PIAVF1 Repurchase Agreement) occurs, which is subject to extension in accordance with the Series 2021-SAVF1 Repurchase Agreement.
(b)    Section 4 of the Series 2021-PIAVF1 Indenture Supplement is hereby amended by deleting in its entirety and replacing it with the following:
Section 4.    Interest Payment Amount.
Prior to the occurrence and continuation of an Event of Default (as defined under the Series 2021-PIAVF1 Repurchase Agreement) under the Series 2021-PIAVF1 Repurchase Agreement, two (2) Business Days prior to each Payment Date, the Administrator shall report the calculation of the Interest Payment Amount for the Interest Accrual Period preceding such Payment Date to the Calculation Agent for inclusion in the Calculation Agent Report.
(c)    Section 5(d) of the Series 2021-PIAVF1 Indenture Supplement is hereby amended by deleting in its entirety and replacing it with the following:
(d)     The parties hereto acknowledge that the Series 2021-PIAVF1 Notes will be financed by CSCIB under the Series 2021-PIAVF1 Repurchase Agreement, pursuant to which loanDepot will sell all its rights, title and interest in the Series 2021-PIAVF1 Notes to CSCIB. The parties hereto acknowledge that with respect to the Series 2021-PIAVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2021-PIAVF1 Notes under the Series 2021-PIAVF1 Repurchase Agreement. Subject to the foregoing, the Administrative Agent and the Issuer further confirm that the Series 2021-PIAVF1 Note No. 1 shall be cancelled pursuant to the Base Indenture and this Indenture Supplement and the Series 2021-PIAVF1 Note No. 2 shall be issued in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch.”
SECTION 4.    Amendment to Series 2021-SAVF1 Indenture Supplement. Section 2 of the Series 2021-SAVF1 Indenture Supplement is hereby amended by deleting the definition of “Advance Rate Percentage” in its entirety and replacing with the following:

“Advance Rate Percentage” means, with respect to any type of Servicing Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator and a copy of such updated Schedule shall be sent to Ginnie Mae by either the Administrative Agent or the Indenture Trustee.
SECTION 5.    Consent. Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee to execute this Amendment, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification.
SECTION 6.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective (i) upon the execution and delivery of this Amendment by all parties hereto and (ii) upon delivery of (a) the Authorization Opinion, (b) an Officer’s Certificate and (c) the Issuer Tax Opinion.
SECTION 7.    No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholder that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 8.    Limited Effect. Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Indenture Supplement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 9.    No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
SECTION 10.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 11.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 12.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 13.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 14.    Indenture Trustee. The Indenture Trustee shall have the same rights, protections, exculpations and immunities hereunder as it has under the Indenture as if such rights, protections, exculpations and immunities were expressly set forth herein mutatis mutandis.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT GMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[CS-LD – GMSR – Omnibus SOFR Amendment to Indenture Supplements]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By:
Name:
Title:

[CS-LD – GMSR – Omnibus SOFR Amendment to Indenture Supplements]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name: Dominic Obaditch
Title: Vice President

[CS-LD – GMSR – Omnibus SOFR Amendment to Indenture Supplements]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: ______________________________________
Name:
Title:

[CS-LD – GMSR – Omnibus SOFR Amendment to Indenture Supplements]

CONSENTED TO BY:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2017-VF1 Note, Series 2021-SAVF1 Note, Series 2021-PIAVF1 Note and Series 2017-MBSADV1 Note

By: ______________________________________
Name: Dominic Obaditch
Title: Authorized Signatory

By: ______________________________________
Name: Margaret D. Dellafera
Title: Authorized Signatory

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